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                        VAN KAMPEN MUNICIPAL INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

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
                                                             AMOUNT OF    % OF
                                      OFFERING     TOTAL      SHARES    OFFERING   % OF FUNDS
SECURITY        PURCHASE/    SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                  PURCHASED
PURCHASED       TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS       BROKERS      FROM
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
                                                                                                    UBS
                                                                                                 Investment
 Massachusetts                                                                                     Bank,
  St. Housing    06/07/07      --      $100.22  $64,925,000  1,500,000    2.31%       0.23%      JPMorgan,   UBS Warburg
 Finance 5.00%                                                                                     Lehman
due 12/01/2037                                                                                    Brothers,
                                                                                                    A.G.
                                                                                                 Edwards &
                                                                                                Sons, Inc.,
                                                                                                  Banc of
                                                                                                  America
                                                                                                 Securities
                                                                                                 LLC, Bear,
                                                                                                 Stearns &
                                                                                                 Co. Inc.,
                                                                                                 Citigroup,
                                                                                                   First
                                                                                                   Albany
                                                                                                  Capital,
                                                                                                  Goldman,
                                                                                                  Sachs &
                                                                                                 Co., Loop
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                    LLC,
                                                                                                  Merrill
                                                                                                  Lynch &
                                                                                                Co., Morgan
                                                                                                  Stanley,
                                                                                                   Piper
                                                                                                 Jaffray &
                                                                                                  Co. and
                                                                                                  Raymond
                                                                                                  James &
                                                                                                Associates,
                                                                                                    Inc.
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